SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 9, 1997
                                                --------------------------------


                    Sunrise Technologies International, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                         0-17816                      77-0148208
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(State of or other                 (Commission                    (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)


47265 Fremont Boulevard, Fremont, California                           94538
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (510) 623-9001
                                                  ------------------------------

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(Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.


         On December 9, 1997, Sunrise Technologies International, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as its independent accounting firm. E&Y's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, however, the report was modified to include an explanatory paragraph with respect to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and the subsequent interim period preceding such dismissal, there have not been any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors.

         On December 10, 1997, the Company engaged Coopers & Lybrand L.L.P. ("C&L") as the new independent accountant to audit the Company's financial statements. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging C&L, the Company has not consulted C&L regarding: (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company and no oral advice was provided that C&L concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). C&L has reviewed the disclosure contained herein and agrees with the same.

Item 7. Financial Statements and Exhibits.


         Exhibits.

         16.1 Letter dated December 12, 1997 from Ernst & Young LLP addressed to
the  Securities  and  Exchange   Commission   regarding   change  in  certifying
accountants.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SUNRISE TECHNOLOGIES INTERNATIONAL,
                                             INC.
                                             (Registrant)



DATE:  December 18, 1997                  By:   /s/ Timothy A. Marcotte
                                                -----------------------

                                              Name:  Timothy A. Marcotte
                                              Title: Vice President, Finance
                                                     and Chief Financial Officer